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FREMONT SMALL BUSINESS LOAN MASTER TRUST
FREMONT FINANCIAL CORPORATION - AS SERVICER
PAYMENT DATE STATEMENT

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SETTLEMENT PERIOD:  SEP-99         PAYMENT DATE: 10/15/99
AS OF THE RECORD DATE:
Series C Invested Amount ..................................................     $  135,000,000
Series C Pool Factor ......................................................     1.000000000000

Series D (Class A and B) Invested Amount ..................................     $  109,260,000
Series D (Class A and B) Pool Factor ......................................     1.000000000000

Subordinated Series 1995-1 Invested Amount ................................     $   30,000,000
Subordinated Series 1995-1 Pool Factor ....................................     1.000000000000

Variable Funding Certificate (VFC) Invested Amount ........................     $   64,000,000

FOR THE SETTLEMENT PERIOD:                                                                         PER $1,000
                                                                                                   ----------
Gross Collections for the Settlement Period ...............................     $  288,614,968     $   853.23
Defaulted Amount for the Settlement Period ................................           (683,000)         (2.02)
Recoveries for the Settlement Period ......................................             21,104           0.06

CERTIFICATE/FEE DISTRIBUTION ON:10/15/99
     Interest on the Series C Certificates ................................     $   643,500.00     $     1.90
     Interest on the Series D - Class A Certificates ......................         467,500.00           1.38
     Interest on the Subordinated Series 1995-1 Certificates ..............         158,250.00           0.47
     Interest on the Series D - Class B Certificates ......................          47,303.17           0.14
     Principal of the Series C Certificates ...............................               0.00           0.00
     Principal of the Series D - Class A Certificates .....................               0.00           0.00
     Principal on the Subordinated Series 1995-1 Certificates .............               0.00           0.00
     Principal of the Series D - Class B Certificates .....................               0.00           0.00
     Servicing Fee ........................................................         653,042.06           1.93
                                                                                --------------     ----------
                         Total of distributions ...........................     $ 1,969,595.23     $     5.82
                                                                                ==============     ==========
VFC ACTIVITY FOR THE SEPTEMBER 1999 SETTLEMENT PERIOD:
     Beginning principal of the Variable Funding Certificate ..............     $76,000,000.00
     Principal from the Variable Funding Certificateholder ................       7,000,000.00
     Principal to the Variable Funding Certificateholder ..................     (19,000,000.00)
                                                                                --------------
     Ending principal of the Variable Funding Certificate .................     $64,000,000.00
                                                                                ==============

     Interest for the Settlement Period for the VFC .......................     $   338,723.62     $    1.00
     Liquidity Fees for the Settlement Period for the VFC .................          19,538.24          0.06
                                                                                --------------     ----------
     Total VFC Interest and Liquidity Fees for the Settlement Period ......     $   358,261.86     $    1.06
                                                                                ==============     ==========
AS OF THE END OF THE SEPTEMBER 1999 SETTLEMENT PERIOD:
Subordinated Amounts:
    Series C Certificates .................................................     $   31,666,667
    Series D - Class A Certificates .......................................     $   23,456,790
    Variable Funding Certificate  (VFC) ...................................     $   15,012,346
Aggregate Subordinated Transferor Amount ..................................     $   43,954,689

Cash Collateral Account balance ...........................................     $            0
Collection Account balance ................................................     $    2,111,000
Excess Funding Account balance ............................................     $      500,000

  -   Amounts per $1,000 are in relation to the aggregated Invested Amount (Series C and D, the VFC and Subordinated Series
      1995-1) as of the Record Date.
  -   Interest is for the Interest Accrual Period ending October 14th.
  -   The Series C Certificate Rate was 5.72000% for this Interest Accrual Period.
  -   The Series D - Class A Certificate Rate was 5.61000% for this Interest Accrual Period.
  -   The Subordinated Series 1995-1 Certificate Rate was 6.33000% for this Interest Accrual Period.
  -   The Series D - Class B Certificate Rate was 6.13000% for this Interest Accrual Period.

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